Exhibit 32.2

CERTIFICATION OF INTERIM CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Grand Canyon Education, Inc. (the “Company”) for the quarter ended September 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lori Browning, Interim Chief Financial Officer and Senior Vice President & Controller of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2026

/s/ Lori Browning
Lori Browning
Interim Chief Financial Officer and Senior Vice President & Controller – Chief Accounting Officer (Interim Principal Financial Officer and Principal Accounting Officer)